SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 17, 1998


                                AIM GROUP, INC.
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            (Exact name of Registrant as specified in its charter)


            Delaware                   33-82468         13-3773537
    ----------------------------     ------------      --------------
    (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)          File Number)      Identification
                                                         Number)

         2001 West Sample Road, Suite 300
         Pompano Beach, Florida                                33064
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        (Address of principal executive offices)             (zip code)


      Registrant's telephone number, including area code: (954)972-9339


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      In its Form 8-K filed on July 23, 1998, AIM Group, Inc. (the "Company") reported that by letters dated June 23 and 24, 1998, the accounting firm of M.A. Cabrera & Company, P.A. resigned as the Company's independent accounting firm.

      Effective September 17, 1998, the Company engaged Moore Stephens Frost as the Company's new independent accounting firm. The Company's Board of Directors approved the engagement on September 16, 1998. The Company did not consult with Moore Stephens Frost regarding any of the matters referred to in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    AIM GROUP, INC.
                                                    (Registrant)

Date: September 24, 1998                            /s/PAUL R. ARENA
                                                    ----------------
                                                    Paul R. Arena
                                                    Chairman of the Board, CEO
                                                      and President